Exhibit 10.15

SUMMARY OF NON-MANAGEMENT DIRECTOR COMPENSATION
As of January 1, 2017

Function	Amount Paid	Form of Payment

Annual Stock Retainer	$80,000 annually	Payable in quarterly increments in shares of company common stock at its fair market value

Annual Cash Retainer	$60,000 annually	Payable in cash in quarterly increments

Audit Committee Members Meeting Fee	$15,000 annually	Payable in cash in quarterly increments

Audit Committee Chair Meeting Fee	$30,000 annually	Payable in cash in quarterly increments

Compensation Committee Members Meeting Fee	$10,000 annually	Payable in cash in quarterly increments

Compensation Committee Chair Meeting Fee	$20,000 annually	Payable in cash in quarterly increments

Nominating & Governance Committee Members Meeting Fee	$10,000 annually	Payable in cash in quarterly increments

Nominating & Governance Committee Chair Meeting Fee	$15,000 annually	Payable in cash in quarterly increments

Lead-Non Management Director Fee	$20,000 annually	Payable in cash in quarterly increments

Meeting Travel Expenses	Reasonable and actual	Cash reimbursement